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                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. 1)

[x]  Filed by the Registrant
[ ]  Filed by a Party Other than the Registrant

Check the appropriate box:
[ ]  Preliminary Proxy Materials       [ ] Confidential, For Commission Use Only
[x]  Definitive Proxy Statement            (as permitted by Rule 14a-6(e)(2)
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec 240.14a-12

                         SUNBURST ACQUISITIONS VII, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

      ---------------------------------------------------------------------
      (Name of Person Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     ________________________________________________________________________

     (2)  Aggregate number of securities to which transaction applies:

     ________________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ________________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:

     ________________________________________________________________________

     (5)  Total fee paid:

     ________________________________________________________________________

     Fee previously paid with preliminary materials:

     ________________________________________________________________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     ________________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:

     ________________________________________________________________________

     (3)  Filing Party:

     ________________________________________________________________________

     (4)  Date Filed:

     ________________________________________________________________________



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                                      PROXY
                         SUNBURST ACQUISITIONS VII, INC.
                       SOLICITED BY THE BOARD OF DIRECTORS

For use at the March 15, 2007 Special Meeting

The   undersigned   hereby  appoints  Robert  Brantl  as  Proxy  with  power  of substitution, who shall be present at the meeting to vote all of the shares of the undersigned as follows:

(1) PROPOSAL TO CHANGE THE NAME OF THE CORPORATION AND TO CHANGE THE STATE OF INCORPORATION OF THE CORPORATION FROM COLORADO TO NEVADA

        / /  FOR                   / /  AGAINST             / /  ABSTAIN

and in his discretion upon such other business as may be properly brought before the Special Meeting of Shareholders of Sunburst Acquisitions VII, Inc., to be held at the offices of Robert Brantl, Esq., 52 Mulligan Lane, Irvington, NY 10533 on March 15, 2007 at 11:00 a.m. local time, and any adjournments thereof. This proxy revokes all prior proxies given by the undersigned.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

Date:         ___________________

Signature:    ___________________

Print Name:   ___________________

Signature:    ___________________

(if jointly held)

IMPORTANT: Please sign exactly as name appears on your stock certificate. Joint owners should both sign. When signing as executor, trustee, guardian, attorney or officer of a corporation, give title as such. If a partnership, please sign in partnership name.

PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY IN THE ENCLOSED ENVELOPE.

                         SUNBURST ACQUISITIONS VII, INC.
                Citic Plaza, 233 TianHeBei Road, Room 1602B-1603
                          Guangzhou, P.R. China 510260

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 15, 2007

A Special Meeting of Shareholders of Sunburst Acquisitions VII, Inc., to be held at the offices of Robert Brantl, Esq., 52 Mulligan Lane, Irvington, NY 10533 on March 15, 2007 at 11:00 a.m., local time, for the following purposes:

         (1) To vote upon a proposal to change the name of the corporation to "China Junlian Integrated Surveillance, Inc." and to change the state of incorporation of the corporation from Colorado to Nevada; and

         (2) To transact such other business as may properly come before the meeting.

Stockholders of record as of the close of business on February 23, 2007 will be entitled to vote at the meeting.

Enclosed is a proxy statement and form of proxy. Shareholders who do not expect to attend the Special Meeting are requested to sign and return the proxy in the enclosed envelope.

                                            By Order of the Board of Directors



                                            Zhang Jun Chuan
                                            Chairman of the Board
March 1, 2007

                         SUNBURST ACQUISITIONS VII, INC.

                                 PROXY STATEMENT

This Proxy Statement is furnished to shareholders of Sunburst Acquisitions VII, Inc. in connection with the solicitation by the Board of Directors of proxies to be used at a Special Meeting of the Shareholders of Sunburst Acquisitions VII. This Notice of Special Meeting and Proxy Statement, and the accompanying proxy card have been mailed to the shareholders on or after March 1, 2007 for the purpose set forth in the Notice of the Special Meeting.

If the enclosed form of proxy is executed and returned, it may nevertheless be revoked at any time up until the time when it is voted by the Proxy Committee. The proxy may be revoked by sending written revocation to the Proxy Committee (c/o Robert Brantl, Esq., counsel to Sunburst Acquisitions VII, 52 Mulligan Lane, Irvington, NY 10533) or by making a proxy bearing a later date or by appearing and voting at the Special Meeting. The proxy is in ballot form and each shareholder may indicate approval or disapproval as to the proposal identified in the proxy and accompanying Notice of Special Meeting and as set forth and discussed in this Proxy Statement. The proposals will be presented by the Board of Directors of Sunburst Acquisitions VII. Where a choice is specified with respect to a proposal, the shares represented by the proxy will be voted in accordance with the specification made. Where a choice is not so specified, the shares represented by the proxy will be voted in favor of the proposal. The Proxy Committee appointed by the Board of Directors consists of Robert Brantl, Esq., counsel to Sunburst Acquisition VII.


                          VOTING SECURITIES OUTSTANDING

Stockholders of record entitled to vote were determined as of the close of business on February 23, 2007. At that date, there were outstanding and entitled to vote 9,720,000 shares of common stock of Sunburst Acquisitions VII, constituting the only class of stock outstanding and entitled to vote at the meeting. Each share of common stock entitles the holder thereof to one vote.

The following table sets forth the beneficial ownership of outstanding shares of voting stock of Sunburst Acquisitions VII as of February 23, 2007 by any person who, to the knowledge of Sunburst Acquisitions VII, owns beneficially more than 5% of the outstanding common stock, by each Sunburst Acquisitions VII director, and by the directors of Sunburst Acquisitions VII as a group. None of the individuals identified below owns any equity securities of Sunburst Acquisitions VII other than the voting stock listed below. All shares are owned of record and beneficially, except where otherwise noted.


                                           Amount and
                                            Nature of
         Name and Address                  Beneficial          Percentage
         of Beneficial Owner(1)             Ownership           of Class
         ----------------------            -----------         ----------
         Zhang Jun Chuan                    9,234,000             95.0%

         All officers and directors
             (4 persons)                    9,234,000             95.0%


--------------------------------
(1) Unless otherwise indicated, the address of each individual is c/o Guangzhou Junlian Correspondence Technology Co, Ltd., Citic Plaza, 233 TianHeBei Road, Room 1602B-1603, Guangzhou, P.R. China 510260.


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


        PROPOSAL TO CHANGE THE NAME OF THE CORPORATION AND TO CHANGE THE
        ----------------------------------------------------------------
        STATE OF INCORPORATION OF THE CORPORATION FROM COLORADO TO NEVADA
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Introduction

For the reasons set forth below, the Board believes that the best interests of the Corporation and its shareholders will be served by changing the Corporation's state of incorporation from Colorado to Nevada (the "Reincorporation"). The Board has approved the Reincorporation, which will be effected pursuant to the Merger Agreement described below. Under the Merger Agreement, the Corporation (which will be referred to hereinafter as the "Colorado Corporation") will be merged with and into a newly formed Nevada Corporation, China Junlian Integrated Surveillance, Inc. ("Nevada Corporation"). The Nevada Corporation is a wholly-owned subsidiary of the Colorado Corporation recently incorporated in Nevada solely for the purpose of effecting the Reincorporation. The Nevada Corporation currently has no material assets and no business operations. Upon the effectiveness of the Reincorporation, the Colorado Corporation will cease to exist and Nevada Corporation will continue to operate the Colorado Corporation's business under the name "China Junlian Integrated Surveillance, Inc."


At the Special Meeting, the shareholders of the Colorado Corporation will be asked to consider and vote upon the Reincorporation as outlined in the Agreement and Plan of Merger by and between the Colorado Corporation and Nevada Corporation attached as Appendix A (the "Merger Agreement"). For the reasons set forth below, the Board believes that approval of the Reincorporation is in the best interests of the Colorado Corporation and its shareholders. Shareholder approval of the Reincorporation will constitute approval of the Merger Agreement and all related transactions, which effectuate the change of the legal domicile of the Colorado Corporation and the change of name of the Corporation.

Due to the nature of this proposed transaction, Shareholders may be entitled to dissent under Colorado Business Corporations Act Section 7-113-201 et seq. to the proposed Merger and Reincorporation. A summary of dissenting shareholders rights and procedure may be found beginning at the bottom of page 14 below. Additionally, those relevant sections of the Colorado Business Corporation Act (the "Colorado Act") are set forth in their entirety attached hereto as Appendix C.

Reasons for the Name Change

The primary purpose of the name change is to better represent Sunburst Acquisitions' business. Sunburst Acquisitions recently acquired, through a wholly owned subsidiary, 100% of the equity in Guangzhou Junlian Correspondence Technology Co., Ltd., a corporation organized under the laws of the People's Republic of China. Guangzhou Junlian Correspondence Technology Co., Ltd. is engaged in the business of developing and installing wireless digital communications and surveillance systems in the People's Republic of China. The Board of Directors has determined to change Sunburst Acquisitions' name to reflect this new direction for the business of the corporation.


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


Reasons for the Reincorporation

The Board believes that the Reincorporation will provide flexibility for both the management and business of the Colorado Corporation. In recent years, Nevada has adopted a policy of encouraging incorporation in that state and has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Such an environment will enhance the Colorado Corporation's operations and its ability to obtain equity financing, to attract highly qualified directors, and to effect acquisitions and other transactions. Nevada has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws that are periodically updated and revised to meet changing business needs.

The Nevada courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed in the construction of Nevada law, resulting in greater predictability with respect to corporate legal affairs. The Nevada courts can rely on numerous precedents in interpreting the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the board of directors under the business judgment rule. Consequently, many corporations originally domiciled elsewhere have subsequently changed corporate domicile to Nevada in a manner similar to that proposed by the Colorado Corporation.

The Merger

After the Reincorporation is effected by the Merger Agreement, the Nevada Corporation will emerge as the surviving corporation. The terms and conditions of the Reincorporation are set forth in the Merger Agreement attached to this Proxy Statement, and the summary of the terms and conditions of the Reincorporation set forth below is qualified by reference to the full text of the Merger Agreement. Upon consummation of the Reincorporation, the Nevada Corporation will continue to exist in its present form under the name "China Junlian Integrated Surveillance, Inc.," and the Colorado Corporation will cease to exist. The Reincorporation will change the legal domicile of the Colorado Corporation, but will not result in a change in the principal offices, business, management, capitalization, assets or liabilities of the Colorado Corporation. By operation of law, the Nevada Corporation will succeed to all of the assets and assume all of the liabilities of the Colorado Corporation. The officers and directors of the Colorado Corporation are the officers and directors of the Nevada Corporation, and will be the officers and directors of the surviving corporation.

After the Reincorporation, the rights of shareholders and the Colorado Corporation's corporate affairs will be governed by the Nevada Revised Statutes ("NRS") and by the articles of incorporation and bylaws of the Nevada Corporation, instead of the Colorado Act and the articles of incorporation and bylaws of the Colorado Corporation. Certain material differences are discussed below under "Comparison of Shareholders Rights under Nevada and Colorado Corporate Law and Charter Documents." A copy of the Articles of Incorporation of the Nevada Corporation (the "Nevada Articles") is included as Appendix B to this Proxy Statement. A copy of the articles of incorporation and bylaws of the Colorado Corporation and the bylaws of Nevada Corporation (the "Nevada Bylaws") are available for inspection by shareholders of the Colorado Corporation at the offices of Firstrade International Securities, Inc., 133-25 37th Avenue, Flushing, NY 11354.

Upon the effectiveness of the Reincorporation, each outstanding share of the authorized common stock of the Colorado Corporation will be automatically converted into one fully paid and nonassessable share of common stock of the Nevada Corporation (the "Nevada Capital Stock"). Each stock certificate


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


representing issued and outstanding shares of the Colorado Corporation's common stock will continue to represent the same number of shares of Nevada Capital Stock, and such certificates will be deemed for all corporate purposes to evidence ownership of shares of Nevada Capital Stock.

IT IS NOT NECESSARY TO SEND IN ANY OF YOUR STOCK CERTIFICATES REPRESENTING SHARES OF THE COLORADO CORPORATION'S COMMON STOCK, AS IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR NEVADA CORPORATION STOCK CERTIFICATES. If, however, a shareholder wishes to acquire a certificate reciting the name "China Junlian Integrated Surveillance, Inc." after the effective date of the Reincorporation, he may do so by surrendering his certificate to the Nevada Corporation with a request for a replacement certificate. Share certificates may be sent to the Nevada Corporation c/o its counsel:

                               Robert Brantl, Esq.
                                52 Mulligan Lane
                               Irvington, NY 10533
                            Telephone: (914) 693-3026


Consummation of the Reincorporation is subject to the approval of the Colorado Corporation's shareholders. The Reincorporation will be approved if there is a quorum at the Special Meeting and the shareholder votes cast at the meeting in favor of the proposal exceed the votes cast opposing it. A quorum exists if the holders of a majority of the shares of common stock outstanding are present at the meeting in person or by proxy. Zhang Jun Chuan, the Chairman of the Board of Directors of the Colorado Corporation, owns 95% of the outstanding shares of common stock. His shares will be voted in favor of the proposal and his vote will be sufficient to approve the proposal on behalf of the shareholders.


Federal Income Tax Consequences of the Reincorporation

The Reincorporation of the Colorado Corporation pursuant to the Merger Agreement will be a tax-free reorganization under the Internal Revenue Code of 1986, as amended. Accordingly, a holder of the common stock (a "Holder") will not recognize gain or loss in respect of Holder's common stock as a result of the Reincorporation. The Holder's basis in a share of the Nevada Corporation will be the same as Holder's basis in the corresponding share of the Colorado Corporation held immediately prior to the Reincorporation. The Holder's holding period in a share of the Nevada Corporation will include the period during which Holder held the corresponding share of the Colorado Corporation, provided the Holder held the corresponding share as a capital asset at the time of the Reincorporation. In addition, neither the Colorado Corporation nor the Nevada Corporation will recognize gain or loss as a result of the Reincorporation, and the Nevada Corporation will generally succeed, without adjustment, to the tax attributes of the Colorado Corporation.

The Colorado Corporation has not requested a ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel with respect to the federal income tax consequences of the Reincorporation under the Internal Revenue Code. A successful IRS challenge to the reorganization status of the Reincorporation would result in a stockholder recognizing gain or loss with respect to each share of the Colorado Corporation's common stock exchanged in the Reincorporation equal to the difference between the stockholder's basis in such shares and the fair market value, as of the time of the Reincorporation, of the shares of the Nevada Corporation common stock received in exchange therefor. In


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


such event, a stockholder's aggregate basis in the shares of the Nevada Corporation common stock received in the exchange would equal their fair market value on such date, and the stockholder's holding period for such shares would not include the period during which the stockholder held shares of the Colorado Corporation's Common Stock.

State, local, or foreign income tax consequences to stockholders may vary from the federal tax consequences described above. Stockholders should consult their own tax advisors as to the effect of the Reincorporation under applicable federal, state, local, or foreign income tax laws.

Securities Act Consequences

Pursuant to Rule 145(a)(2) under the Securities Act of 1933, as amended (the "Securities Act"), a merger which has the sole purpose of changing an issuer's domicile within the United States does not involve a sale of securities for the purposes of the Securities Act. Accordingly, separate registration of shares of common stock of Nevada Corporation will not be required.

Description and Comparison of Capital Stock and Voting Rights

The Colorado Corporation's authorized Capital Stock consists of one hundred and twenty million (120,000,000) shares, of which one hundred million (100,000,000) shares are Common Stock, without par value, and twenty million (20,000,000) shares are Preferred Stock, without par value. On February 23, 2007, there were outstanding and entitled to vote 9,720,000 shares of common stock of the Colorado Corporation, constituting the only class of stock outstanding and entitled to vote at the meeting. Each share of common stock entitles the holder thereof to one vote.

The Nevada Articles provide that the authorized capital stock of the Nevada Corporation consists of one hundred and twenty million (120,000,000) shares, of which one hundred million (100,000,000) shares are Common Stock, each share having a par value of $0.001, and twenty million (20,000,000) shares are Preferred Stock, each share having a par value of $0.001. "Par value" refers to the nominal dollar amount assigned to a share of stock by a company, and it bears no relationship to the value of the stock. The fact that the common stock of the Colorado Corporation has no par value and the common stock of the Nevada Corporation has par value is not a significant difference with respect to the rights of the shareholders. The articles of incorporation of both the Colorado and the Nevada Corporations authorize the Board to provide for the issuance of the preferred shares in one or more series, and to determine the preferences, limitations and relative rights of each series.

The Colorado Articles also authorize the Board to issue a class of Series A Preferred Stock. No shares of the Series A Preferred Stock are outstanding. The Nevada Articles do not authorize a Series A preferred Stock, although the Board of Directors will have discretion to designate shares of preferred stock that have rights similar to the Series A Preferred Stock.

The Merger Agreement provides that each outstanding share of the Colorado Corporation's common stock will be exchanged for one share of the Nevada Corporation's common stock. Accordingly, the interests of the shareholders relative to each other will not be affected by the Merger.


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


Comparison of Shareholder Rights Under Nevada and Colorado Corporate Law And
   Charter Documents

Subject to shareholder approval prior to the effective time (the "Effective Time") of the Reincorporation, the Colorado Corporation will change its domicile to Nevada and shall thereafter be governed by the NRS and by the Nevada Articles and the Nevada Bylaws ("Nevada Charter Documents"). Upon the filing with and acceptance by the Secretary of State of Nevada of the Articles of Merger in Nevada, the Colorado Corporation will be merged into the Nevada corporation, and the outstanding shares of the Colorado Corporation's Common Stock will be deemed for all purposes to evidence ownership of, and to represent, shares of Nevada Corporation Common Stock.

The Nevada Charter Documents effectively replace the Colorado Corporation's current Articles of Incorporation ("Colorado Articles") and the Colorado Bylaws (together, the "Colorado Charter Documents") including providing officers, directors and agents of the Nevada Corporation with certain indemnification rights in addition to those currently provided for the under the Colorado Charter Documents.

If the Reincorporation is consummated, holders of the Colorado Corporation's Common Stock will become holders of Nevada Common Stock, which will result in their rights as shareholders being governed by the laws of the State of Nevada. In addition, their rights as shareholders will be governed by the Nevada Charter Documents.

It is not practical to describe all of the differences between the Nevada Articles and the Colorado Articles and the Nevada Bylaws and the Colorado Bylaws or all of the differences between the laws of the States of Nevada and Colorado. The following is a summary of some of the significant rights of the shareholders under Colorado and Nevada law and under the Colorado and Nevada Charter Documents. This summary is qualified in its entirety by reference to the full text of such documents and laws.


Authorized Capital Stock

The following discussion is qualified in its entirety by reference to the Nevada Charter Documents.

The total number of shares that may be issued by Nevada Corporation is one hundred and twenty million (120,000,000) shares, of which one hundred million (100,000,000) shares are Common Stock, par value $0.001 per share, and twenty million (20,000,000) shares are Preferred Stock, par value $0.001 per share. The description of the classes of shares and a statement of the number of shares in each class and the relative rights, voting power, restrictions and preferences granted to and imposed upon the shares of each class are discussed below. Each share of Common shall have, for all purposes, one vote per share. The holders of Nevada Common Stock issued and outstanding have and possess the right to receive notice of shareholders' meetings and to vote upon the election of directors or upon any other matter as to which approval of the outstanding shares of Nevada Common Stock or approval of the common shareholders is required or requested. Shareholders will not have a right to cumulate their votes for the election of directors.

Voting Rights With Respect To Extraordinary Corporate Transactions

Nevada. Approval of mergers and consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation, requires the affirmative vote or consent of the holders of a majority of the outstanding shares entitled to vote, except that no vote of shareholders of the corporation surviving a merger is necessary if: (i) the merger does not amend or alter, in any way the articles of incorporation of the corporation; (ii) each outstanding share immediately prior to the merger is to be an identical share after the


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


merger; (iii) no common stock of the corporation and no securities or obligations convertible into common stock are to be issued in the merger, or the common stock to be issued in the merger along with the conversion of other securities issued in the merger does not exceed 20% of the common stock of the corporation outstanding immediately before the merger; and, (iv) the number of participating shares outstanding immediately before the merger, plus the number of participating shares issuable as a result of the merger, either by conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger.

Colorado. Approval of mergers and consolidations and sales, leases or exchanges of all or substantially all of the property or assets of a corporation requires the approval of a majority of shareholders (unless the articles of incorporation, the bylaws or a resolution of the board of directors requires a greater number) holding issued shares of the corporation. No vote of the shareholders of the surviving corporation in a merger is required if: (i) the articles of incorporation of the surviving corporation will not be changed; (ii) each shareholder of the surviving corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights, immediately after the merger; (iii) none of the entities is a nonprofit corporation; and (iv) the shareholders of the surviving corporation immediately prior to the merger own at least 80% of the of the value of all interest of the surviving entity immediately after the merger and are entitled to cast votes or right to consent equal to 80% of all shareholder votes immediately after the merger.

Shareholders' Consent without A Meeting

Nevada. Unless otherwise provided in the articles of incorporation, action requiring the vote of shareholders, may be taken without a meeting, without prior notice and without a vote, by the written consent of shareholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present and acted.

Colorado. Unless otherwise provided in the articles of incorporation, action requiring the vote of the shareholders may be taken without a meeting if all the shareholders entitled to vote consent to take the action in writing. However, no action taken shall become effective until the corporation receives writings that describe and consent to the action being taken. Any such action taken shall have the same effect as any action taken at a meeting of shareholders. The Colorado Articles do not provide for a lesser vote in the case of shareholder action by written consent. Therefore, under the Colorado Charter Documents, unanimous shareholder consent is required in order to approve actions by written consent.

Dividends

Nevada. Distributions under the NRS mean (1) the direct or indirect transfer of corporate property or cash to shareholders, or (2) the incurrence of indebtedness by the corporation to or for the benefit of its shareholders. A distribution may be made in the form of a declaration or payment of a dividend, a purchase, redemption or other acquisition of shares. However, no distribution shall be made if following said distribution: (i) the corporation would be unable to pay its debts; (ii) the distribution would leave the corporation with assets less than the sum of total liabilities.

Colorado. A corporation is prohibited from making a distribution to its shareholders if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual, course of business


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or the corporation's total assets would be less than its total liabilities (plus any amounts necessary to satisfy any preferential rights).

Anti-Takeover Statutes

Nevada. Except under certain circumstances, Nevada law prohibits a "combination" between a corporation and an "interested shareholder" within three years of the shareholder becoming an "interested shareholder." An "interested shareholder," as defined under the NRS, is a person that, directly or indirectly, controls 10% or more of the outstanding voting stock, or is an affiliate or associate of the corporation and was the owner of 10% or more of such voting stock at any time within the previous three years. A "combination" includes a merger, consolidation, sale or other disposition of assets having an aggregate value in excess of 5% of the aggregate market value of the consolidated assets of the corporation or its outstanding stock, disposition of assets having an aggregate market value equal to 5% or more of the market value of all the outstanding shares of the corporation, or said assets represent 10% or more of the earning power or net income of the corporation. Additionally, certain other business combinations that would increase the interested shareholder's proportionate share under the NRS are prohibited.

The following are considered to be authorized combinations: Generally, corporations may not engage in any combination with an interested shareholder of the resident domestic corporation after the expiration of 3 years after his date of acquiring shares, unless (1) a the combination is approved by the board of directors of the corporation before the interested shareholder's date of acquiring shares, the purchase of shares made by the interested stockholder on that date having been approved by the board of directors before that date, or
(2) a combination approved by vote of the holders of stock representing a majority of the outstanding shares not beneficially owned by the interested shareholder proposing the combination, or any affiliate or associate of the interested shareholder proposing the combination, at a meeting called for that purpose no earlier than three years after the interested shareholder's date of acquiring shares.

The NRS also imposes requirements in connection with the acquisition of a controlling interest in a corporation. The acquiring person may obtain only such voting rights in his shares as are conferred by a resolution of the stockholders of the corporation. If the shares of the acquiring person are accorded full voting rights and the acquired shares constitute a majority of the voting power of all the outstanding shares, a stockholder whose share were not voted in favor of authorizing the voting rights is entitled to exercise dissenters' rights. (The NRS provisions regarding dissenters' rights are explained below.) The NRS permits a corporation to elect not to be governed by the provisions regarding acquisition of a controlling interest, as described in this paragraph. The Nevada Corporation has made such an election in the Nevada Charter.

Colorado. The Colorado Act does not provide guidance regarding anti-takeover provisions.

Quorum of Directors

Nevada. Unless a greater or lesser number is required for a quorum by the articles of incorporation or bylaws a majority of the directors then in office, at a meeting duly assembled shall constitute a quorum.

Colorado. A quorum of the board of directors consists of a majority of the fixed number of directors if the corporation has a fixed board size, or if the corporation's bylaws provide for a variable board size, a majority of the number of directors prescribed, or if no number is prescribed, the number in office. The corporation's bylaws may provide that a quorum consists of a majority of the


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number of directors fixed, or no fewer than a majority of the number of directors fixed, or if no fixed number then no fewer than a majority of the number of directors in office immediately prior to the beginning of the meeting.

Derivative Suits

Nevada. A person may not commence a derivative action unless the person was a shareholder of the corporation at the time when the transactions complained of occurred (unless the person became a shareholder through transfer by operation of law from a person who was a shareholder at the time). The complaint must be verified and allege with particularity the efforts of the plaintiff(s) to secure the desired action from the board of directors or from the shareholders if necessary and the reasons for plaintiff(s) failure to secure such action or the reasons for not making the effort to secure such action. The action may not be maintained if the plaintiff(s) do not fairly and adequately represent the interests of the shareholders similarly situated.

Colorado. A person may not commence a derivative action unless the person was a shareholder of the corporation at the time when the transactions complained of occurred (unless the person became a shareholder through transfer by operation of law from a person who was a shareholder at the time). The complaint must be verified and allege with particularity (i) the demand made on the board of directors and that either the demand was refused or ignored by the board of directors, or (ii) if no demand was made on the board of directors, why the person did not make the demand. The action may not be maintained if the plaintiff(s) do not fairly and adequately represent the interests of the shareholders similarly situated.

Special Meetings of Shareholders

Nevada. Unless otherwise provided in the articles of incorporation or bylaws, only the president or any two or more directors, acting in concert may call for a special meeting. Unless otherwise specified by the articles of incorporation or bylaws, the special meeting need not be held in the state of incorporation, and notice of any meeting must be sent to shareholders indicating the purpose(s) for the meeting and the location of the meeting, and the notice must be signed by a officer or other person so authorized to sign on behalf of the corporation within the articles of incorporation or bylaws. The Nevada Bylaws permit a special meeting to be called at any time by a majority of the board of directors, the executive committee, the chairman of the board, the chief executive officer, or the president, or by vote of, or instrument in writing signed by at least ten percent (10%) of the shareholders of the issued and outstanding capital stock of Nevada Corporation. Notice of said meeting must be given no fewer than 10 days and no more than 60 days prior to the date scheduled for the meeting.

Colorado. A special meeting of shareholders shall be held by the corporation, if called by the board of directors, the person or persons authorized by the bylaws to call a special meeting, or written demands from the holders of shares representing at least 10% of all votes entitled to be cast on any issue proposed to be considered at the special meeting. The corporation shall give notice of the date, time and place of the meeting no fewer than 10 and no more than 60 days before the meeting. Notice of a special meeting must include a description of the purposes for which the special meeting is called, and unless otherwise specified by the articles of incorporation or bylaws, the special meeting need not be held within the state of incorporation; however if there be no place specified in the articles of incorporation or bylaws, the meeting shall be held at the corporation's principal place of business.

Amendments to Charter

Nevada. Amendments to the articles of incorporation require that the board of directors adopt a resolution setting forth the proposed amendment and the purpose(s) thereof, declare the amendment's advisability, and call for a general or special meeting. All shareholders are entitled to vote for the consideration of the proposed amendment. At the meeting held for said purpose and upon a canvassing of the shareholders, if it appears that the majority will affirm the amendment, the corporation's secretary shall file the with the secretary of state a certificate setting forth the amendment. However, if the amendment proposes to change any preference or any relative or other right given to any class of security, then the amendment must be approved by the vote of the majority of the shareholders of each class of shares affected by the amendment regardless of the limitations or restrictions on the voting power of said classes of stock.

Colorado. Unless otherwise provided in the articles of incorporation, the board of directors may, under very limited circumstances, amend the articles without shareholder approval. Otherwise the board of directors or the holders of shares representing at least 10% of the all votes entitled to be cast may propose an amendment to the articles of incorporation. The board of directors shall either recommend to the shareholders the adoption of the board proposed amendment or recommend against or in favor of any proposed shareholder amendment. The amendment shall be duly voted upon and will be adopted if approved by an affirmative vote by a majority of shareholders.

Notice, Adjournment and Place of Stockholders' Meetings

Nevada. The NRS and the Nevada Charter Documents require that notice of shareholders' meetings be given between 10 and 60 days before a meeting unless the shareholders waive or reduce the notice period by unanimous consent in writing. If the meeting is to be postponed for a period of more than 60 days, the corporation shall be required to fix a new record date and new notice must be sent to all shareholders of record as of that date.

Colorado. The Colorado Act and the Colorado Charter Documents require that notice of shareholders' meetings be given between 10 and 60 days before a meeting unless the shareholders waive or reduce the notice period by unanimous consent in writing. If the meeting is moved to more than 120 days from the originally scheduled date the corporation shall be required to fix a new record date and new notice must be sent to all shareholders of record as of that date.

Directors

Nevada. The Nevada Bylaws provide the number of members of the Nevada Board shall not be reduced to less than one (1) nor exceed ten (10), and may, at any time or times, be increased or decreased by a duly adopted amendment to the Nevada Bylaws. A majority of the number of directors then in office constitutes a quorum for the transaction of business. In the absence of a quorum, a majority of the directors present may adjourn any meeting from time to time until a quorum is present.

Colorado. The Colorado Articles provide that the Board consists of not less than
(one) nor more than five (5) persons or such number as shall be fixed from time to time by the Board of Directors. Currently, the Colorado Corporation has 1 director. A majority of the number of directors constitutes a quorum for the transaction of business. The Colorado Bylaws provide that a vacancy among the directors may be filled for the unexpired term by the affirmative vote of a majority of the remaining directors in office, though less than a quorum.

Election and Removal of Directors

Nevada. The Nevada Bylaws provide that the election of directors shall take place at an annual or special meeting of stockholders. Directors shall hold office for the terms specified in the bylaws and until their successors have been elected as provided in said bylaws. Vacancies on the board shall be filled only by a majority of the directors then in office, although less than a quorum.

Colorado. The Colorado Bylaws provide that each director shall hold office until the next annual meeting of shareholders and until his or her successor shall have been elected and qualified. The Bylaws further provide that any director, or the entire Board, may be removed in accordance with the provisions of the Colorado Act. Under the Colorado Act, the shareholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause, and only if the number of votes cast in favor of removal exceeds the number of votes cast against removal at a meeting called for the purpose of removing the director. Vacancies on the board occurring by reason of the resignation or removal of director with or without cause shall be filled only by a majority of the directors then in office, although less than a quorum.

Transactions with Officers and Directors

Nevada. Under the NRS, contracts or transactions in which a director or officer is financially interested are not automatically void or voidable if: (i) the financial interest is known to the board of directors or committee, and the board or committee approves, authorizes or ratifies the contract in good faith by a majority vote of the remaining directors without counting the interested director(s) vote; (ii) the material facts are disclosed to the shareholders, and they approve or ratify the transaction in good faith by a majority vote of all shareholders eligible to vote, including the interested directors' or officers' votes; or (iii) the contract is fair to the corporation at the time it is entered into. Board or committee approval must be by a majority of the disinterested directors, but interested directors may be counted for purposes of establishing the presence or absence of a quorum.


Colorado. Under the Colorado Act, contracts or transactions in which a director or officer is financially interested are not automatically void or voidable if:
(i) the material facts are known to the board of directors or committee, and the board or committee approves, authorizes or ratifies the contract in good faith by a sufficient vote without counting the interested director(s)' vote; (ii) the financial interest is known to the shareholders, and they approve or ratify the transaction in good faith by a majority vote of all shareholders eligible to vote, including the interested directors' or officers' votes; (iii) the financial interest is unknown to the interested officer or director at the time of approval; or (iv) the contract is fair to the corporation at the time it is entered into. Board or committee approval must be by a majority of the disinterested directors, but interested directors may be counted for purposes of establishing the presence or absence of a quorum.

Limitation on Liability of Directors; Indemnification of Officers and Directors

Nevada. Nevada law provides that a corporation may adopt in its bylaws provisions eliminating or limiting the personal liability of an officer or director from any threatened civil, criminal, administrative or investigative action if adjudicated not liable for a knowing breach of fiduciary duty, fraud or other intentional misconduct or if the officer or director acted in good faith in the best interest of the corporation, or, with respect to a criminal action if the officer or director had no reasonable cause to believe that the conduct was unlawful. The Nevada Articles eliminate the liability of directors of the corporation for monetary damages to the fullest extent permissible under Nevada law.

Article VII of the Nevada Articles requires the Nevada Corporation to indemnify all such persons whom it has the power to indemnify to the fullest extent legally permissible by Nevada law. The Nevada Bylaws permit Nevada Corporation to advance expenses to a director or officer, provided that the director or officer undertakes to repay amounts advanced if it is ultimately determined that such person is not entitled to indemnification, and subject to such other conditions as the Board may impose.

Indemnification rights under Nevada law are not exclusive. Accordingly, the Nevada Corporation's Bylaws specifically permit the Nevada Corporation to indemnify its directors, officers, employees and other agents pursuant to an agreement, bylaw provision, shareholder vote or vote of disinterested directors or otherwise, any or all of which may provide indemnification rights broader than those currently available under the Colorado or Nevada indemnification statutes.

Colorado. The Colorado Act provides the authority to limit liability against any director of the corporation made party to a proceeding because of their status as a director if: (i) the person acted in good faith; (ii) the person reasonably believed he was acting in his official capacity in the best interest of the corporation, or if not in his official capacity, the conduct was not opposed to the best interest of the corporation, and, in the case of any criminal proceeding, the person had no cause to believe the conduct was wrongful. However, a corporation may not limit liability in the following situations: (i) wherein a director is adjudicated liable to the corporation; (ii) wherein a director is found to have derived an improper personal benefit from the course of action, whether or not acting within his official capacity. The Colorado Act provides that the indemnification provided must be limited to reasonable expenses incurred in connection with the proceedings.

The Colorado Act requires that, unless limited by the articles of incorporation, a corporation shall indemnify any director who, because of his position as director, became a party to a proceeding wherein he prevailed on the merits or otherwise, against reasonable expenses incurred in connection with the proceeding.

Additionally, both the Nevada Charter Documents and the Colorado Charter Documents provide that the Nevada Corporation may purchase insurance on behalf of those persons entitled to be indemnified by the Corporation.

Dissenters' Rights as a Result of the Reincorporation Merger

Colorado Law provides to shareholders opposing the proposed Reincorporation the right to dissent and receive payment of the fair value of their shares as set forth in sections 7-113-101 et. seq. of the Colorado Act. (The referenced Colorado Act provisions are attached hereto in their entirety as Appendix C.) The material requirements for a shareholder to properly exercise his or her rights are summarized below. However, the Colorado Act provisions are very technical in nature, and the following summary is qualified in its entirety by the actual statutory provisions that should be carefully reviewed by any shareholder wishing to assert the rights provided therein.

Once proposed, a corporate action that creates dissenters' rights is to be submitted to a vote of the shareholders, whether at a shareholders' meeting or via shareholders' written consent. The corporation is required to send notice to all shareholders informing them of the applicability of dissenters' rights, accompanied by all relevant Colorado Act provisions relating to dissenters' rights. The failure to properly give notice shall not bar a shareholder who was entitled to dissent from asserting those rights subsequent to the corporate action.

Following receipt of adequate notice, shareholders exercising the right to dissent shall send written notice to the corporation expressing their intention to demand payment for their shares if the opposed corporate action is taken, and the objecting shareholders must refrain from voting their shares in favor of the action. If the proposed action merely requires shareholders' written consent, the dissenting shareholders shall refrain from executing a writing that would consent to such action. Compliance with the foregoing is mandatory and if the shareholders fail to comply, they will be precluded from demanding payment for their shares if the opposed action is approved.

If the dissenting shareholder complies with the foregoing requirements, the shareholder may demand payment by sending such request in writing and depositing with the Corporation the shareholder's certificates for certificated shares. The shareholder maintains all rights as shareholder until such time as the opposed corporate is taken. The demand for payment and the deposit of certificates is, with limited exceptions, irrevocable.

Upon receipt of each demand for payment, the Nevada Corporation, as the surviving corporation, will pay each dissenting shareholder the "fair value" of the shares. The fair value of the shares shall be determined as of the time immediately before the opposed corporate action becomes effective. If the dissenting shareholder is dissatisfied with the fair value of the shares fixed by the Corporation, the shareholder may reject in total the Corporation's offer and send to the Corporation, in writing, an estimate of what such shareholder considers fair value, plus any interest due if: (i) the shareholder believes that the fair value offered is less than the fair value of the shares, or if the interest was miscalculated; or (ii) if the Corporation fails to make payment within 60 days from the final day that demands for payment would be received; or
(iii) if the Colorado Corporation does not take the action opposed by the shareholder and fails to return the deposited share certificates. A dissenting shareholder loses the right to demand payment if he fails to respond to the Corporation within 30 days of the day the Corporation made or offered payment for the dissenter's shares.

If the dissenting shareholders and the Corporation are unable to agree on the fair value of the shares, then the Corporation may commence a proceeding in the Colorado courts within 60 days after the receipt of the dissenter's notice of estimate of fair value and interest owed. If the Corporation does not commence such proceedings within the 60 day period, it must pay each dissenter the amount demanded. If the proceeding is properly commenced, the court will determine the fair value of the shares.

The foregoing is merely a summary of the dissenters' rights as provided within the Colorado Act. Shareholders that are considering dissenting from the proposed action are strongly encouraged to seek outside independent counsel, because the rules are highly technical and there are many deadlines for notices and responses of which a dissenter must be aware in order to preserve all rights provided under the law.

Amendment to the Merger Agreement; Termination

The Merger Agreement may be terminated and the Reincorporation abandoned, notwithstanding shareholder approval, by the Board of Directors of the Colorado Corporation at any time before consummation of the Reincorporation if the Board of Directors of the Colorado Corporation determines that in its judgment the Reincorporation does not appear to be in the best interests of the Colorado Corporation or its shareholders.

                                  OTHER MATTERS


Transaction of Other Business

As of the date of this Proxy Statement, Management has no knowledge of any business which will be presented for consideration at the meeting other than that described above. Should any other matter come before the meeting, it is the intention of the Proxy Committee to vote such proxy in accordance with their best judgment.


Shareholder Proposals

In order for shareholder proposals intended to be presented at the next meeting of Shareholders to be eligible for inclusion in the corporation's proxy statement and the form of proxy for such meeting, they must be received by the Corporation at its principal executive offices a reasonable time before the Corporation prints its proxy materials for the meeting. In addition, if the Corporation does not receive notice of a shareholder proposal within a reasonable time before the Corporation mails its proxy materials to the shareholders, then the proxies solicited by the Board of Directors may confer on the proxy committee discretionary authority to vote on the shareholder proposal. The Board of Directors has not determined when there will be another meeting of the shareholders.


Solicitation of Proxies

The entire expense of preparing, assembling and mailing this proxy statement, the form of proxy and other material used in the solicitation of proxies will be paid by the Colorado Corporation. In addition to the solicitation of proxies by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to their principals, and the Colorado Corporation will reimburse them for expenses in so doing. To the extent necessary in order to insure that sufficient votes are cast, officers and agents of the Colorado Corporation, who will not be additionally compensated therefor, may request the return of proxies personally. The extent to which this will be necessary depends on how promptly proxies are received, and shareholders are urged to send their proxies without delay.



                                            By Order of the Board of Directors

                                            Zhang Jun Chuan
                                            Chairman of the Board

Dated March 1, 2007

                                                                      APPENDIX A
                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is made as of this 23rd day of February, 2007, by and between Sunburst Acquisitions VII, Inc., a Colorado corporation (the "Colorado Corporation"), and China Junlian Integrated Surveillance, Inc., a Nevada corporation (the "Nevada Corporation").

                              W I T N E S S E T H:

         WHEREAS, the Colorado Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado; and

         WHEREAS, the Nevada Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada; and

         WHEREAS, the respective Boards of Directors of the Colorado Corporation and the Nevada Corporation have determined that, for purposes of effecting the reincorporation of the Colorado Corporation in the State of Nevada, it is advisable, to the advantage of and in the best interests of the Nevada Corporation and its stockholder and the Colorado Corporation and its stockholders that the Colorado Corporation merge with and into the Nevada Corporation upon the terms and subject to the conditions herein provided; and

         WHEREAS, the parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"), and to cause the merger described herein to qualify as a reorganization under the provisions of Section 368 of the Code; and

         WHEREAS, the respective Boards of Directors of the Colorado Corporation and the Nevada Corporation and the stockholder of the Nevada Corporation have unanimously adopted and approved this Agreement, and the Board of Directors of the Colorado Corporation has directed that this Agreement be submitted to the stockholders of the Colorado Corporation for their consideration.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and intending to be legally bound, the Colorado Corporation and the Nevada Corporation hereby agree as follows:

         1. Merger. Subject to the approval of the stockholders of the Colorado Corporation in accordance with the Colorado Business Corporation Act (the "Colorado Act"), at such time hereafter as the parties hereto shall mutually agree, the Colorado Corporation shall be merged with and into the Nevada Corporation (the "Merger"), and the Nevada Corporation shall be the surviving company (hereinafter sometimes referred to as the "Surviving Corporation"). The Merger shall be effective upon (a) the filing of this Agreement together with Statement of Merger (the "Statement of Merger") with the office of the Colorado Secretary of State in accordance with the provisions of Section 111-104.5 of the Colorado Act; and (b) the filing of a duly certified counterpart of this Agreement and a duly executed Articles of Merger (the "Articles of Merger") with the Secretary of State of the State of Nevada in accordance with the applicable provisions of Chapter 92A of the Nevada Revised Statutes regarding Private Corporations ( the "Nevada Private Corporation Statutes"); the date and time of the later of such filings being hereinafter referred to as the "Effective Date." Following the due approval of the Merger by the stockholders of the Colorado Corporation, subject to the provisions of this Agreement, the Statement of

Merger shall be duly executed by the Nevada Corporation and the Colorado Corporation and thereafter delivered to the office of the Secretary of State of the State of Colorado, as provided in Section 111-104.5 of the Colorado Act, and the Articles of Merger shall be duly executed by the Nevada Corporation and the Colorado Corporation and thereafter delivered to the office of the Secretary of State of Nevada, pursuant to Section 92A.200 of the Nevada Private Corporation Statutes.

         2. Governing Documents.

         a. The Certificate of Incorporation of the Nevada Corporation shall be the Certificate of Incorporation of the Surviving Corporation.

         b. The By-Laws of the Nevada Corporation shall be the By-Laws of the Surviving Corporation.

         3. Officers and Directors. The directors of the Colorado Corporation immediately prior to the Effective Date shall be the directors of the Surviving Corporation and the officers of the Colorado Corporation immediately prior to the Effective Date shall be the officers of the Surviving Corporation. Such directors and officers will hold office from the Effective Date until their respective successors are duly elected or appointed and qualified in the manner provided in the Certificate of Incorporation and By-Laws of the Surviving Corporation, as the same may be lawfully amended, or as otherwise provided by law.

         4. Succession; Name of Surviving Corporation. As of the Effective Date, the separate existence of the Colorado Corporation shall cease and the Colorado Corporation shall be merged with and into the Nevada Corporation, and the name of the Surviving Corporation shall be China Junlian Integrated Surveillance, Inc. The Surviving Corporation shall have all of the rights, privileges, immunities and powers and be subject to all of the duties and liabilities granted or imposed by Section 92A.250 of the Nevada Private Corporation Statutes.

         5. Further Assistance. From and after the Effective Date, as and when required by the Nevada Corporation or by its successor and assigns, there shall be executed and delivered on behalf of the Colorado Corporation such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in the Nevada Corporation the title to and possession of all the property, interests, assets, rights, privileges, immunities, power, franchises and authority of the Colorado Corporation, and otherwise to carry out the purposes of this Agreement, and the officers and directors of the Nevada Corporation are fully authorized in the name and on behalf of the Colorado Corporation or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         6. Capital Stock. At the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of common stock of the Colorado Corporation outstanding immediately prior to the Effective Time shall be changed and converted into one fully paid and non-assessable share of common stock of the Nevada Corporation.

         7. Outstanding Stock of the Nevada Corporation. At the Effective Date, the 1,000 shares of the Nevada Common Stock presently issued and outstanding in the name of the Colorado Corporation shall be canceled and retired and resume the status of authorized and unissued shares of Nevada Common Stock, and no shares of Nevada Common Stock or other securities of Nevada Common Stock shall be issued in respect thereof.

         8. Stock Certificates. From and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of capital stock of the Colorado Corporation shall be deemed for all purposes to evidence ownership and to represent the shares of capital stock of the Nevada Corporation into which such shares of the Colorado Corporation represented by such certificates have been converted as herein provided. The registered owner on the books and records of the Nevada Corporation or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Nevada Corporation or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of capital stock of the Nevada Corporation evidenced by such outstanding certificates as above provided.

         9. Validity of Nevada Common Stock. All shares of Nevada Common Stock into which Colorado Common Stock is to be converted pursuant to the Merger shall not be subject to any statutory or contractual preemptive rights, shall, when issued, be validly issued, fully paid and nonassessable and shall be issued in full satisfaction of all rights pertaining to such Colorado Common Stock.

         10. Rights of Former Holders. From and after the Effective Date, no holder of certificates which evidenced Colorado Common Stock immediately prior to the Effective Date shall have any rights with respect to the shares formerly evidenced by those certificates, other than the right to receive the shares of Nevada Common Stock into which such Colorado Common Stock shall have been converted pursuant to the Merger.

         11. Abandonment and Termination. At any time before the Effective Date, this Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either the Colorado Corporation or the Nevada Corporation or both, notwithstanding approval of this Agreement by the sole stockholder of the Nevada Corporation and the stockholders of the Colorado Corporation.

         12. Third Parties. Except as provided in this Agreement, nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto or their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13. Approval of Colorado Corporation as the Sole Stockholder of the Nevada Corporation. By its execution and delivery of this Agreement, the Colorado Corporation, as the sole stockholder of the Nevada Corporation, consents to, approves and adopts this Agreement and approves the Merger, subject to the approval and adoption of this Agreement by the holders of a majority of the shares of the Colorado Common Stock. The Colorado Corporation agrees to execute such instruments as may be necessary or desirable to evidence its approval and adoption of this Agreement and Merger as the sole stockholder of the Nevada Corporation.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound hereby, have caused this Agreement to be executed as of this day and year first above written.


Sunburst Acquisitions VII, Inc.      China Junlian Integrated Surveillance, Inc.

By: /s/ Yuan Gang                    By: /s/ Yuan Gang
   ----------------------------         -----------------------------
Name:  Yuan Gang                     Name: Yuan Gang
Title: Chief Executive Officer       Title: Chief Executive Officer

                                                                      APPENDIX B
DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

                            Articles of Incorporation
                              (PURSUANT TO NRS 78)

1.   Name of Corporation: China Junlian Integrated Surveillance, Inc.

2.   Resident Agent name: CSC Services of Nevada, Inc.

     Resident Agent Street Address:  502 East John Street,
                                     Carson City Nevada 89706

3.   Number of shares: 120,000,000

     Par value: $0.001

4.   Name & Address of Board of Directors/Trustees:

     *  Zhang Jun Chuan
        FuLiQianXi Business Ctr. Rm606, 1 XinGangXi Road, Guangzhou, China

5.   Purpose: To engage in any lawful activity within or without the State of
              Nevada

6.   Names, Address and Signature of Incorporator:

     *  Jennifer N. Boyd
        82 Noroton Avenue Darien CT 06820
     *  Signature: /S/ Jennifer N. Boyd
                   --------------------

7.   Certificate of Acceptance of Appointment of Resident Agent:
     I hereby accept appointment as Resident Agent for the above named corporation.

     ________________________________________________ Date:
     Authorized Signature of R.A. or On behalf of R.A. Company

                            ARTICLES OF INCORPORATION
                                       OF
                   CHINA JUNLIAN INTEGRATED SURVEILLANCE, INC.
                             (Additional Provisions)

8. Indemnification
Any person made a party to any action, suit or proceeding by reason of the fact that he is or was a director, officer or employee of the Corporation or of any corporation which he served as such at the request of the Corporation, shall be indemnified by the Corporation against all expenses and other amounts for which indemnification may be made under law. The indemnification provided for herein shall be made at the times, in the manner and to the fullest extent provided by law.

Neither any amendment nor repeal of this Article 8, nor the adoption of any provision of the Corporation's Articles of Incorporation inconsistent with this Article, shall eliminate or reduce the effect of this Article in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

9. Elections.
The Corporation expressly elects not to be governed by Nevada Revised Statutes
78.411 to 78.444, inclusive. Further, the provisions of the Nevada Revised Statutes 78.378 to 78.3793, inclusive, shall not apply to the Corporation.

10. Limitation of Director and Officer Liability
No director or officer of the Corporation shall be personally liable to the Corporation or its shareholders for damages for breach of their fiduciary duty as a director or officer; provided, however, that this Article X shall not eliminate or limit the liability of a director of officer for (i) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (ii) authorizing the payment of distributions in violation of Nevada Revised Statutes 78.300.

                                                                      APPENDIX C

                     TITLE 7. CORPORATIONS AND ASSOCIATIONS
                                  CORPORATIONS
                         COLORADO BUSINESS CORPORATIONS
                         ARTICLE 113. DISSENTERS' RIGHTS

                  PART 1. RIGHT OF DISSENT - PAYMENT FOR SHARES

7-113-101. Definitions

For purposes of this article:

(1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) "Shareholder" means either a record shareholder or a beneficial shareholder.

7-113-102. Right to dissent

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;


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(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders' meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal "Securities Exchange Act of 1934", as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) (Deleted by amendment, L. 96, p. 1321, Sec 30, effective June 1, 1996.)

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.


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


(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. Dissent by nominees and beneficial owners

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.


              PART 2. PROCEDURE FOR EXERCISE OF DISSENTERS' RIGHTS


7-113-201. Notice of dissenters' rights

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

7-113-202. Notice of intent to demand payment

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203. Dissenters' notice

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

7-113-204. Procedure to demand payment

(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205. Uncertificated shares

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.


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


(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. Payment

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation's estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter's right to demand payment under section 7-113-209; and

(e) A copy of this article.

7-113-207. Failure to take action

(1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.


7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action

(1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206 (2).


7-113-209. Procedure if dissenter is dissatisfied with payment or offer

(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection
(1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

                      PART 3. JUDICIAL APPRAISAL OF SHARES

7-113-301. Court action

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court for the county in this state in which the street address of the corporation's principal office is located, or, if the corporation has no principal office in this state, in the district court for the county in which the street address of its registered agent is located, or, if the corporation has no registered agent, in the district court for the city and county of Denver. If the corporation is a foreign corporation without a registered agent, it shall commence the proceeding in the county in which the domestic corporation merged into, or whose shares were acquired by, the foreign corporation would have commenced the action if that corporation were subject to the first sentence of this subsection (2).

(3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.


7-113-302. Court costs and counsel fees

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

                                      * * *

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